Exhibit 99.1

As of October 31, 2008

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, national or regional weakness in non-residential construction activity, difficulty in obtaining or increased costs associated with bonding, shortages of labor and specialty building materials, the use of incorrect estimates for bidding a fixed price contract, undertaking contractual commitments that exceed our labor resources, retention of key management, the Company’s backlog failing to translate into actual revenue or profits, errors in the Company’s percentage of completion method of accounting, the result of competition in the Company’s markets, seasonal fluctuations in the demand for HVAC systems, the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission. Important factors that could cause actual results to differ are discussed under “Item 1A. Company Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. These forward-looking statements speak only as of the date of this filing. Comfort Systems USA, Inc. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in Comfort Systems USA, Inc.’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Safe Harbor Statement

3 To be the nation’s premier HVAC and mechanical systems installation and services provider. Vision

4 Mission To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

5 Act with honesty and integrity. Show respect for all stakeholders. Exceed customer expectations. Seek “win-win” solutions. Demonstrate spirit, drive, and teamwork. Pursue innovation. Achieve premier safety performance. Commit to energy efficiency. Communicate openly and often. Impact our communities positively. Values

6 Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing Strong balance sheet Substantial continuing growth 56% new construction; 44% service, repair, retrofit Revenue run rate $1.3 billion

7 Comfort Today Over $20M $10M - $20M Under $10M Comfort Systems USA National Accounts ANNUAL REVENUES Region 3 Region 1 Region 2

8 What We Do Commercial HVAC Quality People. Building Solutions. Applied Systems Piping Service, Repair, Retrofit

9 Long Term Industry Growth The Dodge Index for Nonresidential Building Construction 2000=100 Building comfort a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and IAQ emerging Outsourcing Commercial, Industrial, Institutional HVAC – A $40B+ Industry D R I V E R S 80 100 120 140 160 180 200 10986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 4%

10 Industry Trend Toward Service & Replacement (Recurring Revenue) 5+ million commercial buildings (DOE) Recurring service 20 year replacement cycle “Inventory” of future business OEMs note significant deferred maintenance & replacement over recent years Source: The Trane Company NEW CONSTRUCTION 70% 30% 0% 50% 100% 1980 Share of Industry Revenues Time 70% 30% SERVICE & REPLACEMENT

11 14% 30% 56% Revenues by Activity New Construction/Installation Replacement Service and Maintenance Q3 2008

12 0 2,000 4,000 0-1M 1-5M 5-10M 10-15M 15+M PROJECT SIZE # OF PROJECTS (As of September 30, 2008) Diverse Project Mix Average Project Size $425,000 Average Project Length 6-9 months Value of Projects >$1M $1,306.6M Value of Projects <$1M $703.3M 4,422 257 52 12 9 TOTAL PROJECTS = 4,752

13 Healthcare Education Government Manufacturing Office Building Multi-Family Retail/Restaurants Distribution Other Residential 17% 11% 13% 13% 14% 8% 1% 12% 1% 2% Top Ten Customers Diverse End-Use Base Served by 13 different Comfort operating units Largest customer = less than 3% of revenues Lodging & Entertainment Q3 2008 3% 5% Religious & Not-for-Profit

14 Diverse End-Use Base Omni Orlando Resort at Championsgate Orlando, Florida Navy Federal Credit Union Pensacola, Florida University Hospital Little Rock, Arkansas University United Methodist Church Syracuse, New York

15 Competitive Advantages High quality operations Ability to leverage and proliferate technical expertise Ability to collaborate on large jobs and share labor Energy efficiency services National multi-location service capability Purchasing economics Bonding and insurance

16 Financial Overview

17 Capital Structure Management $ Revenue Revenues 298 854 1370 1591 1546 2,000 1,500 1,000 500 0 819 Acquisition Phase and Industry Growth 785 820 1057 900 400 300 200 $ Debt Debt –– EBITDA 0.6 346 275 205 15 10 4.0 3.0 2.0 1.0 3.6 3.9 2.7 0.7 9 0.3 0.0 0.0 80 100 120 140 160 180 200 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 History – Financial Nonresidential Construction Spending (FW Dodge) 9/11/01 Dec 06 0.0 0 100 0 Sale of Assets 2000 2001 2002 1997 1998 1999 2003 2004 2005 2006 May 00 Dec 00 Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 0 Sale of Assets 1110 2007 Dec 07 0.03 0 0.18 Sept 08

18 Backlog (in millions) 634.1 680.6 726.7 653.8 700.5 786.7 811.3 780.2 804.7 690.0 720.0 818.5 678.9 $0 $200 $400 $600 $800 $1,000 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-0 6 Mar-07 Jun-07 Sep-07 Dec-0 7 Mar-08 Jun-08 Sep-08 Note: Excludes all divested and discontinued operations

19 0.0 5.0 10.0 15.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Safe employees Valued by customers Lost time injury rate is 60% less than industry average Claims cost per payroll dollar down from 4.6% to 1.5% We can build a culture OSHA Recordable Rate Source: Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1710 – Specialty Trades Contractors – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 40% Difference 20% Difference Industry Average Comfort Systems USA Our safety record is no accident.

20 3Q YTD 3Q 08 07 08 07 Financial Profile – Ongoing Operations Revenues $ 348.6 $286.1 $ 999.4 $ 816.3 Adjusted EBITDA $ 25.4 $19.8 $ 68.5 $ 41.7 % Revenue 7.3% 6.9% 6.9% 5.1% Operating Income $ 21.9 $ 18.1 $ 59.3 $ 36.8 % Revenue 6.3% 6.3% 5.9% 4.5% Net Income - $ 13.8 $ 11.5 $ 37.2 $ 23.8 % Revenue 3.9% 4.0% 3.7% 2.9% Diluted EPS - $ 0.34 $ 0.28 $ 0.92 $ 0.57 Free Cash Flow $ 17.7 $ 14.1 $ 36.8 $ 17.9 Debt $ 14.8 $ 0.0 Cash $ 102.3 $ 97.7 Backlog $ 804.7 $ 818.5

21 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2004 2005 2006 2007 Run Rate 2008 Revenues Revenues for the nine months ended September 30, 2008 were $999.4 million. Revenues

22 Operating Margins (a) Annual Operating Margin 0% 1% 2% 3% 4% 5% 6% 2004 2005 2006 2007 YTD Q3 08 (a) This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $2.7 million, $0.6 million and $33.9 million for 2003, 2004 and 2005, respectively. No goodwill impairment charge was recorded for 2006 and 2007.

23 Adjusted EBITDA – Continuing Operations $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2004 2005 2006 2007 YTD Q3 08 $25.5 (millions) $39.3 $49.6 $56.8 $68.5

24 Strong Cash Flows Funds From Operations (a) $46.9 $ 83.6 $ 24.7 CapEx, Net (b) (10.1) (10.8) (7.6) Free Cash Flow $36.8 $ 72.8 $ 17.1 (a) Funds From Operations is defined as net cash provided by operating activities adjusted by taxes paid related to the sale of businesses of $7.0 million in 2006. (b) CAPEX, Net represents capital expenditures net of proceeds from the sale of assets ($ in millions) YTD 9/30/08 2007 2006

25 Financial Strengths Market share up – revenue and profit performance better than industry Commitment to cost containment $102.3 million cash at 9/30/08; substantial credit capacity if needed Positive free cash flow for nine calendar years

26 Profile For Growth TIME EAR NINGS Service ACQUISITIONS INCREMENTAL SERVICE GROWTH CURRENT OPERATIONS (CONSTRUCTION AND SERVICE) Energy Efficiency Commercial HVAC

27 Operations Increase Productivity Education – Leadership – Project Managers – Superintendents – Service Sales – Service Operations – Craft Best Practices – Project Management – Estimating Cooperation with suppliers Prefabrication New materials and methods

28 Job Loop Project Estimating Post-Project Review We review projects and apply what we have learned to improve our performance. Project Pricing Project Qualification Project Management

29 The only things that evolve by themselves in an organization are disorder, friction and malperformance. -Peter Drucker

30 Service Increase Service* Grow Maintenance Base Education –Employees and Customers Higher margin opportunity Recurring revenue National accounts $2.50+ of repair and replacement for every $1.00 of maintenance Target Retrofit Projects –Energy Efficiency –IAQ * Maintenance, service, repair, retrofit

31 Select Customers ® *Trademarks and logos are the property of their respective owners.

32 Energy Efficiency-Retrofitting HVAC Green not a “fad” Energy costs drive need for efficiency1 HVAC 30% - 65 % electric usage Energy Star (Dept. of Energy/EPA) / LEED2 (USGBC3) 2- 4 year pay outs depending on electric rates, usage, age 1. FMI projects $21.2 Billion of new non-residential construction in 2008 will use green building principles. 2. Leadership Energy and Environmental Design 3. United States Green Building Council

33 Growth Internal – More of what we do best – Service – Energy efficiency Step Out Growth – Start ups in new geographies – New locations for existing companies – Techs “on their own” Targeted acquisitions – Best non-union HVAC oriented mechanical in new area

34 $20 million in revenue Construction and service In a growing market where we are not now Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate company The Ideal Candidate

35 Atlanta, GA (Service) Boise, ID Charleston, SC Columbia/Florence, SC Dallas/Fort Worth, TX El Paso, TX Ft. Lauderdale, FL Los Angeles, CA Nashville, TN Target Cities (Listed Alphabetically) Norfolk, VA Omaha, NE PA/NJ Portland, OR Richmond, VA San Antonio, TX Savannah, GA Spartanburg/Greenville, SC Tampa, FL

36 Outlook Long-Term $40+ billion fragmented industry HVAC is a basic necessity Commercial construction continuing Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, prefab, bonding, best practices Diverse customer base and geography Energy efficiency and IAQ Financially and operationally sound – continuing to grow organically and by acquisition

37 What We Do

Quality People. Bulding Solutions. C O N T A C T: Bill George Executive Vice President and CFO 1-800-723-8431 bgeorge@comfortsystemsusa.com www.comfortsystemsusa.com